Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements present the combination of the financial information of DYNS and Senti after giving effect to the Business Combination.

On the Closing Date of the Business Combination, the following transactions (collectively, the “Transactions”) were completed, and the unaudited pro forma condensed combined financial information gives effect to the following:

•	Merger Sub merged with and into Senti, with Senti surviving as a wholly-owned subsidiary of the Combined Company;

•

each outstanding share of Senti Common Stock was cancelled and converted into the right to receive a number of shares of Class A Common Stock of DYNS, rounded down to the nearest whole share, equal to the number of shares of Senti Common Stock multiplied by the Exchange Ratio;

•

each outstanding share of Senti Preferred Stock was cancelled and converted into the right to receive a number of shares of Class A Common Stock, rounded down to the nearest whole share, equal to (A) the aggregate number of shares of Senti Common Stock issuable upon conversion of the shares of Senti Preferred Stock based on the applicable conversion ratio immediately prior to the Effective Time, which was 1:1, multiplied by (B) the Exchange Ratio;

•

each outstanding Senti option (whether vested or unvested) was converted into an option to purchase a number of shares of Class A Common Stock (rounded down to the nearest whole share) equal to (A) the number of shares of Senti Common Stock subject to such option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, at an exercise price per share equal to the current exercise price per share for such option divided by the Exchange Ratio, rounded up to the nearest whole cent;

•	the Combined Company issued an aggregate of 5,060,000 shares of Class A Common Stock to the PIPE Investors;

•	the Combined Company issued 517,500 shares of Class A Common Stock in connection with the Convertible Note Exchange; and

•	all shares of Class A Common Stock were redesignated as common stock, par value $0.0001 per share, of the Combined Company (“New Senti Common Stock”).

The unaudited pro forma condensed combined financial statements are based on the DYNS historical consolidated financial statements and the Senti historical consolidated financial statements as adjusted to give effect to the Transactions. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Transactions as if they had been consummated on March 31, 2022. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2022 and for the year ended December 31, 2021 give effect to the Transactions as if they had occurred on January 1, 2021.

The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•

the historical unaudited condensed consolidated financial statements of DYNS as of and for the three months ended March 31, 2022 and the related notes included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, as filed on May 16, 2022;

•

the historical audited consolidated financial statements of DYNS as of December 31, 2021 and for the period from March 1, 2021 (inception) through December 31, 2021 and the related notes included in the Proxy Statement/Prospectus, beginning on page F-2, as filed on May 13, 2022;

•

the historical unaudited condensed consolidated financial statements of Senti as of and for the three months ended March 31, 2021 and the related notes included in this Current Report on Form 8-K as Exhibit 99.1;

•

the historical audited consolidated financial statements of Senti as of and for the year ended December 31, 2021 and the related notes included in the Proxy Statement/Prospectus, beginning on page F-26, as filed on May 13, 2022;

•

the “DYNS Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, as filed on May 16, 2022, and for the year ended December 31, 2021 included in the Proxy Statement/Prospectus, beginning on page 206, as filed on May 13, 2022; and

•

the “Senti Management’s Discussion and Analysis of Financial Condition and Results of Operations,” for the three months ended March 31, 2022 and 2021 included in this Current Report on Form 8-K as Exhibit 99.3 and for the years ended December 31, 2021 and 2020 included in the Proxy Statement/Prospectus, beginning on page 307, as filed on May 13, 2022.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2022

(in thousands, except share and per share information)

	Historical	Historical			Actual Redemptions
	5(A)	5(B)
	DYNS	Senti	Convertible Note		Transaction Accounting Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$397	$38,140	$5,175	5(aa)	$230,032	5(a)	$155,660
					(7,050)	5(b)
					(4,051)	5(c)
					(5,116)	5(d)
					(5,383)	5(e)
					50,600	5(f)
					(1,664)	5(f)
					74	5(h)
					(145,495)	5(g)
Trade and other receivables	—	430					430
Prepaid expenses and other current assets	430	6,048			(430)	5(c)	2,974
					(3,074)	5(e)

Total current assets	827	44,618	5,175		108,444		159,064
Restricted cash	—	3,257					3,257
Investments held in Trust Account	230,032	—			(230,032)	5(a)	—
Property and equipment, net	—	24,067					24,067
Operating lease right-of-use assets	—	20,178					20,178
Other long term assets	57	186			(57)	5(c)	186

Total assets	$230,916	$92,306	$5,175		$(121,646)		$206,752

Liabilities, redeemable convertible preferred stock and stockholders’ deficit
Current liabilities:
Accounts payable	33	5,657			(33)	5(c)	5,598
					(59)	5(e)
Early exercise liability, current portion	—	325					325
Deferred revenue	—	1,379					1,379
Accrued expenses and other current liabilities	3,968	8,979	—		(3,968)	5(c)	6,576
					(2,403)	5(e)
Franchise tax payable	50	—			(50)	5(c)	—
Operating lease liabilities	—	1,799					1,799

Total current liabilities	4,051	18,139	—		(6,513)		15,677
Operating lease liabilities, net of current portion	—	23,596					23,596
Deferred underwriting fee payable	7,050	—			(7,050)	5(b)	—
Convertible note	—	—	5,175	5(aa)	(5,175)	5(n)	—
Early exercise liability, net of current portion	—	545					545
Deferred revenue, net of current portion		—					—

Total liabilities	$11,101	$42,280	$5,175		$(18,738)		$39,818

See accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2022

(in thousands, except share and per share information)

	Historical	Historical		Actual Redemptions
	5(A)	5(B)
	DYNS	Senti Biosciences, Inc.	Convertible Note	Transaction Accounting Adjustments		Pro Forma Balance Sheet
Class A common stock subject to possible redemption, 23,000,000 shares at redemption value	$230,000	$—		$(230,000)	5(g)	$—
Stockholders’ Equity
DYNS Class A common stock	—	—		—	5(k)	—
				1	5(l)
				(1)	5(m)
DYNS Class B common stock	1	—		—	5(j)	—
				(1)	5(l)
New Senti Class A common stock				1	5(f)	5
				1	5(g)
				2	5(i)
				1	5(m)
				—	5(n)
Redeemable convertible preferred stock:
Redeemable convertible preferred stock (A and B), $0.0001 par value; 99,734,554 shares authorized at March 31, 2022 (unaudited); 99,734,543 issued and outstanding at March 31, 2022	—	171,833		(171,833)	5(i)	—
Stockholder’s deficit
Common stock, $0.0001 par value; 138,000,000 shares authorized as of March 31, 2022 (unaudited); 16,804,476 issued and outstanding at March 31, 2022 (unaudited)	—	1		(1)	5(i)	—
				—	5(h)
Additional paid-in capital	—	5,076		(487)	5(c)	293,813
				(200)	5(d)
				(5,995)	5(e)
				50,599	5(f)
				(1,664)	5(f)
				84,504	5(g)
				148,021	5(i)
				—	5(j)
				8,710	5(k)
				74	5(h)
				5,175	5(n)
Accumulated deficit	(10,186)	(126,884)		(4,916)	5(d)	(126,884)
				23,812	5(i)
				(8,710)	5(k)

Total stockholders’ (deficit) / equity	$(10,185)	$(121,807)	$—	$298,926		$166,934

Total liabilities, redeemable convertible preferred stock and stockholders’ (deficit) / equity	$230,916	$92,306	$5,175	$(121,646)		$206,752

See accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE

THREE MONTHS ENDED MARCH 31, 2022

(in thousands, except share and per share amounts)

	Historical		Actual Redemptions
	6(A)	6(B)
	DYNS	Senti	Transaction Accounting Adjustments		Pro Forma Statement of Operations
Revenue
Contract revenue		854			854
Grant Income		250			250

Total revenue	—	1,104	—		1,104

Operating expenses:
Research and development		7,603	402	6(d)	8,005
Professional fees and other expenses	1,283	—			1,283
Franchise tax expense	50	—			50
General and administrative		5,259	3,173	6(d)	8,432

Total operating expenses	1,333	12,862	3,575		17,770

Loss from operations	(1,333)	(11,758)	(3,575)		(16,666)

Other income (expense):
Interest income, net		4			4
Interest and dividend income on investments held in Trust Account	23	—	(23)	6(a)	—
Other expense	—	(54)	—		(54)

Total other income (expense), net	23	(50)	(23)		(50)

Net loss	(1,310)	(11,808)	(3,598)		(16,716)

Basic and diluted net loss per share, Class B common stock	$(0.04)

Basic and diluted weighted average shares outstanding, Class B common stock	5,750,000

Basic and diluted net loss per share, Class A common stock	$(0.04)	$(0.73)			$(0.39)

Basic and diluted weighted average shares outstanding, Class A common stock	23,715,500	16,204,614			43,368,276	6(f)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE

YEAR ENDED DECEMBER 31, 2021

(in thousands, except share and per share amounts)

	Historical		Actual Redemptions
	6(C)	6(D)
	DYNS	Senti	Transaction Accounting Adjustments		Pro Forma Statement of Operations
Revenue
Contract revenue	—	2,291			2,291
Grant Income	—	470			470

Total revenue	—	2,761	—		2,761

Operating expenses:
Research and development	—	21,957	2,991	6(d)	24,948
Professional fees and other expenses	3,702	—			3,702
Franchise tax expense	164	—			164
General and administrative	—	21,250	23,048	6(d)	49,214
			4,916	6(e)

Total operating expenses	3,866	43,207	30,955		78,028

Loss from operations	(3,866)	(40,446)	(30,955)		(75,267)

Other income (expense):
Interest income, net	—	11			11
Interest and dividend income on investments held in Trust Account	9	—	(9)	6(a)	—
Change in preferred stock tranche liability	—	(14,742)	14,742	6(c)	—
Loss on impairment of fixed assets	—	(22)			(22)
Other expense	—	(120)	(8,710)	6(b)	(8,830)

Total other income (expense), net	9	(14,873)	6,023		(8,841)

Net loss	(3,857)	(55,319)	(24,932)		(84,108)

Basic and diluted net loss per share, Class B common stock	$(0.17)

Basic and diluted weighted average shares outstanding, Class B common stock	5,418,853

Basic and diluted net loss per share, Class A common stock	$(0.17)	$(3.72)			$(1.94)

Basic and diluted weighted average shares outstanding, Class A common stock	16,872,995	14,881,325			43,368,276	6(f)

See accompanying notes to the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.    Description of the Transactions

On December 19, 2021, Senti entered into a definitive merger agreement with DYNS, a publicly traded special purpose acquisition company (“SPAC”). On June 8, 2022, DYNS consummated the business combination with Senti. Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into Senti, with Senti surviving the merger as a wholly-owned subsidiary of DYNS (the “Business Combination”). The cash components of the Business Combination were funded by DYNS cash in trust of $84.5 million, $50.6 million of the expected $66.8 million from a private placement of common stock at $10.00 per share sold to various accredited investors (the “PIPE Investment”) and $5.2 million in principal from the Convertible Note (as defined below), which was exchanged for common stock at $10.00 per share concurrently with the PIPE Investment.

Non-Redemption Agreements

Funds and accounts managed by the Anchor Investors, in exchange for 871,028 shares of new securities in DYNS, entered into the Non-Redemption Agreements, pursuant to which they agreed not to redeem, in aggregate, 7,839,337 shares of Class A Common Stock. The new securities issued to the Anchor Investors at the closing of the Business Combination were shares of Class A Common Stock, and the issuance of such shares corresponded with a simultaneous cancellation/forfeiture of an equivalent aggregate amount of Founder Shares held by the Sponsor, such that there was no net effect on the aggregate issued share capital of DYNS. New securities were issued to the Anchor Investors on the basis that they received, in shares of Class A Common Stock, 11.111% of the number of shares of Class A Common Stock which they held at the time the Business Combination was consummated. On May 9, 2022, DYNS, the Sponsor and the Anchor Investors agreed to amend the Non-Redemption Agreements such that the number of shares of Class A Common Stock to which each Anchor Investor may be entitled (as described above) would be determined based on how many Public Shares such Anchor Investor holds at the time the Business Combination is consummated (as opposed to when the Non-Redemption Agreement was signed). The issuance of such shares of Class A Common Stock to the Anchor Investors is the only consideration which they received in connection with their agreement not to redeem their Public Shares.

The Convertible Note

On May 19, 2022, Senti issued an unsecured convertible promissory note to Bayer HealthCare, LLC, a Senti related party, in the principal amount of $5.2 million, bearing a 3.00% annual interest rate, with a maturity date of May 19, 2024 (the “Convertible Note”). On June 8, 2022, in conjunction with the closing of the Business Combination, the outstanding principal amount on the Convertible Note of $5.2 million was cancelled and exchanged for 517,500 shares of the New Senti Common Stock at a price of $10.00 per share. An immaterial amount of accrued interest was forfeited in accordance with the terms of the Convertible Note.

2.    Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements were prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaced the previous pro forma adjustment criteria with simplified requirements to depict the accounting for the Transactions (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Management has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information. The adjustments presented in the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an understanding of the combined company reflecting the Transactions.

The unaudited pro forma condensed combined financial statements are based on the DYNS historical consolidated financial statements, and the Senti historical consolidated financial statements as adjusted to give effect to the Transactions. The unaudited pro forma condensed combined balance sheet gives pro forma effect to the Transactions as if they had been consummated on March 31, 2022. The unaudited pro forma condensed combined statements of operations for three months ended March 31, 2022 and for the year ended December 31, 2021 give effect to the Transactions as if they had occurred on January 1, 2021.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. The pro forma adjustments reflecting the Transactions are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments, and it is possible the difference may be material. Management believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Transactions based on information available at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements do not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. DYNS and Senti have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial information has been prepared based on actual redemptions of 14,549,537 outstanding shares of DYNS Common Stock for aggregate redemption payments of $145.5 million out of the trust account on the Closing Date. No other shares of DYNS Common Stock were subject to redemption.

Shares outstanding as presented in the unaudited pro forma condensed combined financial statements include 23,163,614 shares of New Senti Common Stock issued to Senti stockholders, 14,915,963 shares of New Senti Common Stock issued to DYNS stockholders (reflecting actual redemptions by DYNS public stockholders), 5,060,000 shares of New Senti Common Stock issued in connection with the PIPE Investment and 517,500 shares of New Senti Common Stock issued in connection with the exchange of the Convertible Note.

As a result of the Transactions, Senti stockholders own approximately 54.2% of the shares of New Senti Common Stock, DYNS public stockholders own approximately 21.4% of the shares of New Senti Common Stock, the PIPE Investors own approximately 11.6% of the shares of New Senti Common Stock and the Sponsor owns approximately 12.8% of the shares of New Senti Common Stock, based on the number of shares of New Senti Common Stock outstanding as of March 31, 2022 (before the distribution from the Sponsor LLC to its members in connection with the Closing).

These unaudited pro forma condensed combined financial statements and related notes have been derived from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial statements;

•

the historical unaudited condensed consolidated financial statements of DYNS as of and for the three months ended March 31, 2022 and the related notes included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, as filed on May 16, 2022;

•

the historical audited consolidated financial statements of DYNS as of December 31, 2021 and for the period from March 1, 2021 (inception) through December 31, 2021 and the related notes included in the Proxy Statement/Prospectus, beginning on page F-2, as filed on May 13, 2022;

•

the historical unaudited condensed consolidated financial statements of Senti as of and for the three months ended March 31, 2021 and the related notes included in this Current Report on Form 8-K as Exhibit 99.1;

•

the historical audited consolidated financial statements of Senti as of and for the year ended December 31, 2021 and the related notes included in the Proxy Statement/Prospectus, beginning on page F-26, as filed on May 13, 2022;

•

the “DYNS Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, as filed on May 16, 2022, and included in the Proxy Statement/Prospectus, beginning on page 206, as filed on May 13, 2022; and

•

the “Senti Management’s Discussion and Analysis of Financial Condition and Results of Operations,” for the three months ended March 31, 2022 and 2021 included in this Current Report on Form 8-K as Exhibit 99.3 and for the years ended December 31, 2021 and 2020 included in the Proxy Statement/Prospectus, beginning on page 307, as filed on May 13, 2022.

The unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company.

3.    Accounting for the Merger

Notwithstanding the legal form, the Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). Under this method of accounting, DYNS will be treated as the acquired company for financial reporting purposes, whereas Senti will be treated as the accounting acquiror. In accordance with this accounting method, the Business Combination will be treated as the equivalent of Senti issuing stock for the net assets of DYNS, accompanied by a recapitalization. The net assets of Senti will be stated at historical cost, with no goodwill or other intangible assets recorded, and operations prior to the Business Combination will be those of Senti. Senti has been determined to be the accounting acquiror for purposes of the Business Combination based on an evaluation of the following facts and circumstances:

•	Persons affiliated with Senti control a majority of the governing body of New Senti;

•	Senti’s operations prior to the Business Combination will comprise the ongoing operations of New Senti; and

•	Senti’s existing senior management team comprise the senior management team of the Combined Company.

4.	DYNS Class A Common Stock Issued to Senti Stockholders upon Closing of the Business Combination and the consummation of the PIPE Investment

Based on 118,363,753 shares of Senti Common Stock outstanding after conversion of the preferred stock into common stock and immediately prior to the closing of the Transactions, the estimated Exchange Ratio (as defined in the section of this Proxy Statement /Prospectus entitled “Frequently Used Terms”) determined in accordance with the terms of the Business Combination Agreement is approximately 0.19571, which means

[1]

Exchange Ratio is calculated pursuant to the Business Combination Agreement by dividing the Equity Value Per Share by the DYNS Share Value, as each of those terms is defined in the Business Combination Agreement. DYNS Share Value is equal to $10.00. Equity Value Per Share is determined by dividing the Equity Value by the Fully Diluted Company Capitalization, again, as each of those terms is defined in the Business Combination Agreement. The Equity Value is $240,000,000. The Fully Diluted Company Capitalization is the sum of (x) the aggregate number of shares of Senti common stock outstanding as of immediately prior to the Effective Time (including the Senti preferred stock on an as-converted basis), or 118,363,753 shares, and (y) the aggregate number of shares of Senti common stock subject to Senti options (on a net exercise basis) as of immediately prior to the Effective Time (excluding any shares of Senti common stock subject to options issued under the Incentive Plan at or prior to Closing), or 4,243,163 shares, giving a total of 122,606,916 shares. Therefore, the Equity Value Per Share is approximately $1.957 (i.e. $240,000,000/ 122,606,916) and the Exchange Ratio is approximately 0.1957 (i.e. $1.957 / $10.00).

New Senti issued 23,163,614 shares of New Senti Common Stock in the Business Combination, determined as follows:

	Number of Senti shares as of March 31, 2022	Unvested restricted common stock subject to repurchase reclassed to Common Stock from April 1 to June 8, 2022	Vested options exercised into common stock from April 1 to June 8, 2022	Senti common and preferred stock assumed outstanding prior to the closing of the Business Combination, Non- Redemption Agreement and the PIPE Investment
Common stock	16,804,476	209,748	139,255	17,153,479
Unvested restricted common stock subject to repurchase	1,685,479	(209,748)		1,475,731
Preferred stock	99,734,543			99,734,543

Total	118,224,498	—	139,255	118,363,753

Senti common and preferred stock outstanding prior to the closing of the Transactions				118,363,753
Assumed Exchange Ratio				0.1957

Estimated shares of New Senti common stock issued to Senti Stockholders upon closing of the Transactions (2)				23,163,614

(2)	Calculated by multiplying the “Senti preferred and common stock outstanding prior to the closing of the Transactions,” or 118,363,753 shares, by the assumed Exchange Ratio of 0.1957.

5.    Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

Pro forma notes:

(A)	Derived from the unaudited condensed consolidated balance sheet of DYNS as of March 31, 2022.

(B)	Derived from the unaudited condensed consolidated balance sheet of Senti as of March 31, 2022.

Issuance of the Convertible Note:

aa)

To reflect the issuance of the Convertible Note in the amount of $5.2 million on May 19, 2022. Senti accrued an immaterial amount of interest from May 19 through June 8, 2022, which is not reflected herein. The Convertible Note was exchanged for shares of New Senti Common Stock upon the closing of the Business Combination with identical rights as the PIPE Investment (see Notes 1 and 5(n)).

Pro forma Transaction Accounting Adjustments:

a)	To reflect the release of investments from the trust account to cash and cash equivalents at the closing of the Business Combination.

b)	To reflect the payment of DYNS’s deferred underwriting fee payable of $7.1 million of costs incurred in connection with the DYNS initial public offering and payable upon completion of the Business Combination. The payment of $7.1 million has been recorded as a reduction of $7.1 million to deferred underwriting fee payable.

c)

To reflect the payment of DYNS’s accrued expenses and other current liabilities of $4.0 million, accounts payable of $33 thousand, franchise taxes of $50 thousand and a reclassification of deferred transaction cost of $0.5 million that are deemed to be direct and incremental costs of the Business Combination from prepaid expenses and other current assets and other long-term assets to additional paid-in capital.

d)

To reflect the payment of DYNS total estimated advisory, legal, accounting and auditing fees and other professional fees of $0.2 million that are deemed to be direct and incremental costs of the Business Combination, which is reflected as a reduction to additional paid-in capital. Also, to reflect the payment of $4.9 million of DYNS’s additional transaction costs that are not directly attributable to the Business Combination and are non-recurring items. The payment of $4.9 million of additional transaction costs has been recorded as an increase to accumulated deficit (see Note 6(e)).

e)

To reflect the payment of Senti total estimated advisory, legal, accounting and auditing fees and other professional fees of $5.4 million that are deemed to be direct and incremental costs of the Business Combination. The payment of $5.4 million of costs directly attributable to the Business Combination have been recorded as a reduction of $6.0 million to additional paid-in capital, a reduction of $2.4 million to accrued expenses and other current liabilities, a reduction of $59 thousand to accounts payable and a reduction of $3.1 million to prepaid expenses and other current assets.

f)

To reflect the issuance of an aggregate of 5,060,000 shares of New Senti Common Stock in the PIPE Investment at a price of $10.00 per share, for proceeds of $50.6 million and to record the fees associated with the consummation of the PIPE Investment in the amount of $1.7 million. The issuance of 5,060,000 shares was recorded as an increase of $50.6 million to cash and cash equivalents, an increase to common stock of $1 thousand and an increase to additional paid-in capital in amount of $50.6 million. The PIPE fees in the amount of $1.7 million were recorded as a decrease to cash and cash equivalents and a decrease to additional paid-in capital.

g)

To reflect the actual redemption of 14,549,537 shares of DYNS Class A Common Stock resulting in a reduction of $145.5 million in cash and cash equivalents and a reclassification of 8,450,463 shares of DYNS Class A Common Stock that were not redeemed to New Senti Class A Common Stock of $1 thousand and additional paid-in capital of $84.5 million.

h)

To reflect an increase of 139,255 shares of Senti Common Stock due to the exercise of vested options in the period from April 1 to June 8, 2022, resulting in an increase of $74 thousand to cash and cash equivalents, an increase of $14 to common stock and an increase of $74 thousand to additional paid-in capital (see Note 4).

i)

To reflect the recapitalization of Senti through the contribution of all outstanding common stock and preferred stock of Senti to DYNS and the issuance of 23,163,614 shares of New Senti Common Stock and the elimination of the accumulated deficit of DYNS, the accounting acquiree. As a result of the recapitalization, Senti Common Stock of $1 thousand, Senti redeemable convertible preferred stock of $171.8 million and DYNS accumulated deficit of $23.8 million including the transaction adjustment of $8.7 million described in Note 5(k) were derecognized. The shares of New Senti Common Stock issued in exchange for Senti’s capital were recorded as increase to common stock of $2 thousand and increase to additional paid-in capital in amount of $148 million.

j)	To reflect the cancellation of 871,028 shares of Class B common stock of DYNS in order to issue 871,028 shares of Class A common stock of DYNS to the Anchor Investors as discussed in Notes 1 and 5(k).

k)

To reflect the issuance of 871,028 shares of Class A Common Stock of DYNS to the Anchor Investors. To induce Anchor Investors, to not exercise their redemption rights in respect of the Class A Common Stock in connection with the pending merger with Senti, DYNS entered into the non-redemption agreements with Anchor Investors. Pursuant to the non-redemption agreements, concurrently with the execution of the Business Combination Agreement, the Sponsor agreed to forfeit to DYNS certain Class B Common Stock which it held, and DYNS agreed to cancel such shares of Class B Common Stock of the Sponsor and concurrently issue to the Anchor Investors an equivalent number of shares of Class A Common Stock, thereby increasing the Anchor Investors’ ownership interest in New Senti. The issuance of such shares of Class A Common Stock to the Anchor Investors is the only consideration which they received in connection with their agreement not to redeem their Public Shares. Based on the price of $10.00 per share this transaction results in an increase to common stock of $87, increase to additional paid-in capital of $8.7 million and increase to accumulated deficit of $8.7 million (see Note 6(b)).

l)

To reflect the conversion of the remaining shares of DYNS Class B Common Stock (after the cancellation of 871,028 shares of DYNS Class B Common Stock as discussed in Note 5(j)) to DYNS Class A Common Stock.

m)	To reflect the reclassification of DYNS Class A Common Stock including amounts discussed in Note 5(k) to New Senti Class A Common Stock.

n)

On June 8, 2022, in conjunction with the closing of the Business Combination, the $5.2 million outstanding principal amount of the Convertible Note was exchanged into 517,500 shares of New Senti Common Stock at a price of $10.00 per share with identical rights to the PIPE Investment. An immaterial amount of accrued interest was forfeited in accordance with the terms of the Convertible Note (see Notes 1 and 5(aa)).

6.	Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:

Pro forma notes:

(A)	Derived from the unaudited condensed consolidated statement of operations of DYNS for the three months ended March 31, 2022.

(B)	Derived from the unaudited condensed consolidated statement of operations of Senti for the three months ended March 31, 2022.

(C)	Derived from the audited consolidated statement of operations of DYNS for the period from March 1, 2021 (inception) through December 31, 2021.

(D)	Derived from the audited consolidated statement of operations of Senti for the year ended December 31, 2021.

Pro forma Transaction Accounting Adjustments:

a)	To reflect an adjustment to eliminate interest and dividend income earned on investments held in the trust account as if the Business Combination had occurred on January 1, 2021.

b)	To reflect expense associated with the issuance of the Class A Common Stock equal to $8.7 million in accordance with the non-redemption agreements (see Notes 5(j) and 5(k)).

c)

To reflect an adjustment to eliminate the change in preferred stock tranche liability as it is assumed that the preferred stock would have been converted to Senti Common Stock and then to shares of New Senti Common Stock as if the Business Combination had occurred on January 1, 2021.

d)

To reflect an estimated compensation expense associated with the stock options that were granted under the equity incentive plan as if the Business Combination had occurred on January 1, 2021. The compensation expense was estimated on a tranche-by-tranche basis. The estimated grant date fair value was determined as of February 12, 2022. The number of shares that become exercisable for certain key executives decreased based on the number of redeemed DYNS Class A Common Stock as of the Closing (see note 5(g)). The number of stock options granted under the equity incentive plan are presented as follows:

Stock options that are contingent on the consummation of the Business Combination and a four years service period	34,727,225
Stock options that are contingent on the consummation of the Business Combination, market conditions, and an estimated two years service period	1,613,430

e)	To reflect additional transaction costs of $4.9 million within general and administrative expense of DYNS (see Note 5(d)).

f)

The pro forma basic and diluted net loss per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of New Senti shares outstanding as if the Transactions occurred on January 1, 2021. The calculation of weighted-average shares outstanding for pro forma basic and diluted net loss per share assumes that the shares issuable in connection with the Transactions have been outstanding for the entirety of the period presented.

Pro forma weighted-average common shares outstanding—basic and diluted is calculated as follows:

Three Months Ended March 31, 2022
Weighted-average shares calculation - basic and diluted
New Senti Class A common stock owned by Sponsors (1)(2)	5,594,472
New Senti Class A common stock owned by public stockholders (1)	9,321,491
Issuance of New Senti Class A common stock in connection with closing of the PIPE Investment (Note 5(f))	5,060,000
Issuance of New Senti Class A common stock to Convertible Note holders in connection with the Business Combination (Note 5(n))	517,500
Issuance of New Senti Class A common stock to Senti stockholders in connection with Business Combination (3)	23,163,614
New Senti Class A common stock issued for Senti unvested restricted common stock subject to repurchase (3)	(288,801)

Pro forma weighted-average shares outstanding - basic and diluted	43,368,276

(1)	The New Senti Common Stock owned by Sponsors and public stockholders are derived as follows:

	Note	DYNS Class A Common Stock subject to possible redemption	DYNS Class A Common Stock	DYNS Class B Common Stock	New Senti Class A Common Stock owned by public stockholders	New Senti Class A Common Stock owned by Sponsors
DYNS historical common stock outstanding as of March 31, 2022		23,000,000	715,500	5,750,000
Cancellation of 871,028 Class B Common Stock of DYNS and issuance of 871,028 Class A Common Stock of DYNS to the Anchor Investors	Notes 5(j) and 5(k)			(871,028)	871,028
Reclassification to reflect shares of DYNS Class A Stock that were not redeemed to New Senti Class A Common Stock	Note 5(g)	(8,450,463)			8,450,463
Conversion of the remaining DYNS Class B Common Stock (after the cancellation of 871,028 DYNS Class B Common Stock) to DYNS Class A Common Stock	Note 5(l)		4,878,972	(4,878,972)
Reclassification of DYNS Class A Common Stock to New Senti Class A Common Stock.	Note 5(m)		(5,594,472)			5,594,472

Total		14,549,537	—	—	9,321,491	5,594,472

(2)	Shares of New Senti Class A common stock owned by the Sponsor does not take into account any distributions from the Sponsor that occurred in connection with the Closing.
(3)

New Senti Common Stock issued for Senti’s 1,475,731 shares of unvested restricted common stock subject to repurchase are excluded from the computation of basic and diluted earnings per share until the shares are no longer contingently returnable.